UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02871

LORD ABBETT DEVELOPING GROWTH FUND, INC.
(Exact name of Registrant as specified in charter)

90 Hudson Street, Jersey City, NJ 07302
(Address of principal executive offices) (Zip code)

Brooke A. Fapohunda, Esq., Vice President & Assistant Secretary
90 Hudson Street, Jersey City, NJ 07302
(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 201-6984

Date of fiscal year end: 7/31

Date of reporting period: 7/31/2016

Item 1:	Report(s) to Shareholders.

2016 LORD ABBETT
ANNUAL REPORT

Lord Abbett
Developing Growth Fund

For the fiscal year ended July 31, 2016

Table of Contents

1	A Letter to Shareholders

4	Investment Comparison

5	Information About Your Fund’s Expenses and Holdings Presented by Sector

8	Schedule of Investments

12	Statement of Assets and Liabilities

14	Statement of Operations

15	Statements of Changes in Net Assets

16	Financial Highlights

20	Notes to Financial Statements

29	Report of Independent Registered Public Accounting Firm

30	Supplemental Information to Shareholders

Lord Abbett Developing Growth Fund
Annual Report

For the fiscal year ended July 31, 2016

Daria L. Foster, Director, President and Chief Executive Officer of the Lord Abbett Funds, and E. Thayer Bigelow, Independent Chairman of the Lord Abbett Funds.

Dear Shareholders: We are pleased to provide you with this overview of the performance of Lord Abbett Developing Growth Fund for the fiscal year ended July 31, 2016. On this page and the following pages, we discuss the major factors that influenced fiscal year performance. For detailed and more timely information about the Fund, please visit our website at www.lordabbett.com, where you also can access quarterly commentaries that provide updates on the Fund’s performance and other portfolio related updates.

Thank you for investing in Lord Abbett mutual funds. We value the trust that you place in us and look forward to serving your investment needs in the years to come.

Best regards,

Daria L. Foster

Director, President and Chief Executive Office

For the fiscal year ended July 31, 2016, the Developing Growth Fund returned -18.13%, reflecting performance at the net asset value (NAV) of Class A Shares, with all distributions reinvested, compared to its benchmark, the Russell 2000® Growth Index,1 which returned -5.30% over the same period.

Domestic equity returns were mixed over the past year, with large cap stocks, as represented by the S&P 500® Index,2 rising 5.61% during the period while small cap stocks, as represented by the Russell 2000®

Index,3 were flat. There were several spikes in market volatility during the trailing 12-month period. The first occurred in August 2015, when slowing Chinese economic growth fueled global contagion fears, leading the Dow Jones Industrial Average4 to notably drop 1000 points during trading on August 24th, which was the index’s most dramatic intraday move in its history. A second spike occurred in January 2016, when the S&P 500 fell 5.1% during the month and the Nasdaq5 declined 7.9%, marking its worst month since May 2010. In contrast to this equity market volatility, the U.S. economy continued to expand at a slow but steady pace during the trailing 12-month period, with domestic GDP growth ranging from 0.8% to 2.0% between the third quarter of 2015 and the second quarter of 2016.

Security selection in the information technology sector detracted most from relative performance during the period. Within this sector, the Fund’s holdings of SunPower Corp., a global solar energy company, detracted most. Some industry-wide headwinds, notably the bankruptcy of SunEdison in late April, and some stock-specific fundamental challenges, in particular a slowdown in residential bookings, combined to weigh on shares of SunPower during the period. Another detractor within the information technology sector was the Fund’s position in Gogo, Inc., a provider of in-flight connectivity and wireless entertainment solutions for the airline industry. Gogo faced new competitive pressure during the period, as a large existing client, American Airlines, ultimately decided to use a different service provider for its new fleet of Boeing 737s, causing a steep decline in Gogo’s share price.

Security selection in the industrials sector also detracted from relative performance during the period. Within this sector, the Fund’s holdings of Builders FirstSource, Inc., a supplier and manufacturer of building materials, detracted most. Builders First Source took on a fair amount of debt to complete an accretive acquisition in 2015. However the company’s leverage level began to act as an overhang to its stock in the first part of 2016 as global growth concerns emerged and investors became concerned about the pace at which Builders FirstSource could de-lever given the cyclical nature of its business. Another detractor within the industrials sector was the Fund’s position in Proto Labs, Inc., a manufacturer of component parts for 3D-printing. Proto Labs reported a disappointing first quarter 2016 and offered lower than expected forward revenue guidance, leading its shares to decline.

The largest contributor to relative performance during the period was the Fund’s exposure to the energy sector, which was the worst performing sector in the benchmark, and maintaining an underweight position in this troubled market segment proved prudent. The health care sector also performed poorly during the period, and the Fund’s underweight position in this sector was another positive contributor.

At the stock level, the largest contributor was the Fund’s position in Abiomed, Inc., a provider of circulatory support devices for heart failure patients. Abiomed continued to execute during the period, reporting strong earnings and offering favorable forward revenue guidance as their premier product, Impella, continued to grow its market share. Another large individual contributor was the Fund’s position in Acacia Communications, Inc., a developer of coherent optical interconnect products. Acacia had its initial public offering in mid-May, and its shares rose steadily through the rest of the period.

The Fund’s portfolio is actively managed and, therefore, its holdings and the weightings of a particular issuer or particular sector as a percentage of portfolio assets are subject to change. Sectors may include many industries.

1 The Russell 2000® Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

2 The S&P 500® Index is widely regarded as the standard for measuring large cap U.S. stock market performance and includes a representative sample of leading companies in leading industries.

3 The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

4 The Dow Jones Industrial Average (DJIA) is an unmanaged index of common stocks comprised of major industrial companies and assumes the reinvestment of dividends and capital gains.

5 The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market value weighted, meaning that each company’s security affects the index in proportion to its market value.

Unless otherwise specified, indexes reflect total return, with all dividends reinvested. Indexes are unmanaged, do not reflect the deduction of fees or expenses, and are not available for direct investment.

Important Performance and Other Information

Performance data quoted in the following pages reflect past performance and are no guarantee of future results. Current performance may be higher or lower than the performance quoted. The investment return and principal value of an investment in the Fund will fluctuate so that shares, on any given day or when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by calling Lord Abbett at 888-522-2388 or referring to www.lordabbett.com.

Except where noted, comparative Fund performance does not account for the deduction of sales charges and would be different if sales charges were included. The Fund offers several classes of shares with distinct pricing options. For a full description of the differences in pricing alternatives, please see the Fund’s prospectus.

The annual commentary above discusses the views of the Fund’s management and various portfolio holdings of the Fund as of July 31, 2016. These views and portfolio holdings may have changed after this date. Information provided in the commentary is not a recommendation to buy or sell securities. Because the Fund’s portfolio is actively managed and may change significantly, the Fund may no longer own the securities described above or may have otherwise changed its positions in the securities. For more recent information about the Fund’s portfolio holdings, please visit www.lordabbett.com.

A Note about Risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus.

Mutual funds are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, banks, and are subject to investment risks including possible loss of principal amount invested.

Investment Comparison

Below is a comparison of a $10,000 investment in Class A shares with the same investment in the Russell 2000® Growth Index, assuming reinvestment of all dividends and distributions. The performance of other classes will be greater than or less than the performance shown in the graph below due to different sales loads and expenses applicable to such classes. The graph and performance table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance is no guarantee of future results.

Average Annual Total Returns at Maximum Applicable
Sales Charge for the Periods Ended July 31, 2016

	1 Year	5 Years	10 Years	Life of Class
Class A3	-22.83%	6.65%	9.06%	–
Class B4	-22.38%	6.98%	9.15%	–
Class C5	-19.51%	7.19%	8.98%	–
Class F6	-18.05%	8.15%	–	6.72%
Class I7	-17.96%	8.26%	10.07%	–
Class P7	-18.18%	7.94%	9.66%	–
Class R2[6]	-18.47%	7.61%	–	6.18%
Class R3[6]	-18.37%	7.72%	–	6.29%
Class R4[8]	-18.18%	–	–	-16.72%
Class R5[8]	-17.93%	–	–	-16.48%
Class R6[8]	-17.80%	–	–	-16.34%

1    Reflects the deduction of the maximum initial sales charge of 5.75%.

2    Performance of the unmanaged index does not reflect any fees or expenses. The performance of the index is not necessarily representative of the Fund's performance.

3    Total return, which is the percentage change in net asset value, after deduction of the maximum initial sales charge of 5.75% applicable to Class A shares, with all dividends and distributions reinvested for periods shown ended July 31, 2016, is calculated using the SEC-required uniform method to compute such return.

4    Performance reflects the deduction of a CDSC of 5% for 1 year, 2% for 5 years and 0% for 10 years. Class B shares automatically convert to Class A shares after approximately

8 years. (There is no initial sales charge for automatic conversions.) All returns for periods greater than 8 years reflect this conversion.

5    The 1% CDSC for Class C shares normally applies before the first anniversary of the purchase date. Performance for other periods is at net asset value.

6    Commenced operations and performance for the classes began on September 28, 2007. Performance is at net asset value.

7    Performance is at net asset value.

8    Commenced operations and performance for the classes began on June 30, 2015. Performance is at net asset value.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (these charges vary among the share classes); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (these charges vary among the share classes); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2016 through July 31, 2016).

Actual Expenses

For each class of the Fund, the first line of the table on the following page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses Paid During Period 2/1/16 – 7/31/16" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each class of the Fund, the second line of the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses
	Account	Account	Paid During
	Value	Value	Period†
			2/1/16 -
	2/1/16	7/31/16	7/31/16
Class A
Actual	$1,000.00	$1,136.30	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.94	$4.97
Class B
Actual	$1,000.00	$1,131.70	$9.28
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.16	$8.77
Class C
Actual	$1,000.00	$1,131.90	$9.22
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,016.21	$8.72
Class F
Actual	$1,000.00	$1,136.80	$4.46
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.69	$4.22
Class I
Actual	$1,000.00	$1,137.80	$3.93
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.18	$3.72
Class P
Actual	$1,000.00	$1,136.10	$5.26
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.94	$4.97
Class R2
Actual	$1,000.00	$1,134.30	$7.11
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.20	$6.72
Class R3
Actual	$1,000.00	$1,134.90	$6.58
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.70	$6.22
Class R4
Actual	$1,000.00	$1,135.70	$5.10
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.09	$4.82
Class R5
Actual	$1,000.00	$1,137.80	$3.72
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.38	$3.52
Class R6
Actual	$1,000.00	$1,138.70	$3.19
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.88	$3.02

†	For each class of the Fund, net expenses are equal to the annualized expense ratio for such class (0.99% for Class A, 1.75% for Class B, 1.74% for Class C, 0.84% for Class F, 0.74% for Class I, 0.99% for Class P, 1.34% for Class R2, 1.24% for Class R3, 0.96% for Class R4, 0.70% for Class R5 and 0.60% for Class R6) multiplied by the average account value over the period, multiplied by 182/366 (to reflect one-half year period).

Portfolio Holdings Presented by Sector

July 31, 2016

Sector*	%**
Consumer Discretionary	15.19%
Consumer Staples	3.08%
Energy	0.74%
Financials	4.37%
Health Care	26.10%
Industrials	10.58%
Information Technology	36.69%
Materials	0.78%
Telecommunication Services	0.76%
Utilities	1.16%
Repurchase Agreement	0.55%
Total	100.00%

*	A sector may comprise several industries.
**	Represents percent of total investments.

Schedule of Investments

July 31, 2016

Investments	Shares	Fair Value (000)
COMMON STOCKS 99.70%

Aerospace & Defense 0.69%
HEICO Corp.	261,403	$18,170

Banks 0.71%
Western Alliance Bancorp*	547,495	18,631

Biotechnology 7.60%
ACADIA Pharmaceuticals, Inc.*	903,038	33,449
Agios Pharmaceuticals, Inc.*	152,180	6,883
Exact Sciences Corp.*	1,482,768	25,771
Exelixis, Inc.*	2,824,120	25,925
Neurocrine Biosciences, Inc.*	265,930	13,358
Sage Therapeutics, Inc.*	441,717	19,815
Spark Therapeutics, Inc.*	490,094	28,396
TESARO, Inc.*	421,709	39,320
Ultragenyx Pharmaceutical, Inc.*	121,020	7,658
Total		200,575

Building Products 1.19%
Builders FirstSource, Inc.*	2,433,432	31,367

Capital Markets 0.24%
WisdomTree Investments, Inc.	640,689	6,368

Chemicals 0.79%
Minerals Technologies, Inc.	17,305	1,130
Scotts Miracle-Gro Co. (The) Class A	266,322	19,641
Total		20,771

Commercial Services & Supplies 0.15%
Healthcare Services Group, Inc.	101,659	3,945

Construction & Engineering 1.06%
Dycom Industries, Inc.*	296,087	27,847
Investments	Shares	Fair Value (000)
Distributors 1.04%
Pool Corp.	268,585	$27,471

Diversified Consumer Services 0.98%
Bright Horizons Family
Solutions, Inc.*	384,886	25,814

Diversified Financial Services 1.48%
MarketAxess Holdings, Inc.	175,444	28,362
Morningstar, Inc.	126,146	10,670
Total		39,032

Diversified Telecommunication Services 0.76%
Cogent Communications Holdings, Inc.	468,855	20,034

Electric: Utilities 0.46%
Portland General Electric Co.	280,319	12,242

Electronic Equipment, Instruments & Components 3.37%
Belden, Inc.	510,701	37,388
Coherent, Inc.*	32,388	3,435
Trimble Navigation Ltd.*	484,850	12,820
Universal Display Corp.*	498,448	35,310
Total		88,953

Food & Staples Retailing 1.19%
Performance Food Group Co.*	1,141,049	31,310

Food Products 1.90%
Blue Buffalo Pet Products, Inc.*	706,536	18,144
Calavo Growers, Inc.	486,209	31,983
Total		50,127

Gas Utilities 0.70%
New Jersey Resources Corp.	322,743	12,019
ONE Gas, Inc.	99,108	6,438
Total		18,457

8	See Notes to Financial Statements.

Schedule of Investments (continued)

July 31, 2016

Investments	Shares	Fair Value (000)
Health Care Equipment & Supplies 9.23%
ABIOMED, Inc.*	326,829	$38,556
Align Technology, Inc.*	77,074	6,871
Glaukos Corp.*	869,242	30,389
Integra LifeSciences Holdings Corp.*	383,783	32,341
Nevro Corp.*	457,972	37,874
Penumbra, Inc.*	557,220	38,064
West Pharmaceutical Services, Inc.	268,245	21,535
ZELTIQ Aesthetics, Inc.*	1,118,306	37,966
Total		243,596

Health Care Providers & Services 0.77%
VCA, Inc.*	285,357	20,357

Health Care Technology 4.19%
Cotiviti Holdings, Inc.*	596,079	14,389
Medidata Solutions, Inc.*	322,547	17,144
Press Ganey Holdings, Inc.*	1,011,607	40,383
Veeva Systems, Inc. Class A*	1,019,012	38,712
Total		110,628

Hotels, Restaurants & Leisure 6.16%
Dave & Buster’s Entertainment, Inc.*	1,014,992	45,167
Panera Bread Co. Class A*	113,605	24,916
Planet Fitness, Inc. Class A*	1,448,378	29,692
Shake Shack, Inc. Class A*	683,386	27,342
Texas Roadhouse, Inc.	457,167	21,587
Vail Resorts, Inc.	96,119	13,752
Total		162,456

Household Durables 0.50%
iRobot Corp.*	348,458	13,214

Information Technology Services 0.64%
EPAM Systems, Inc.*	241,061	16,932
		Fair
		Value
Investments	Shares	(000)
Internet & Catalog Retail 1.54%
Etsy, Inc.*	666,450	$6,704
Liberty TripAdvisor Holdings, Inc. Class A*	240,494	5,693
Wayfair, Inc. Class A*	650,641	28,303
Total		40,700

Internet Software & Services 11.93%
2U, Inc.*	1,093,123	38,237
Benefitfocus, Inc.*	763,319	32,823
Cimpress NV (Netherlands)*(a)	142,176	13,478
Criteo SA ADR*	549,611	24,287
Five9, Inc.*	1,038,776	13,099
GoDaddy, Inc. Class A*	508,716	15,221
GrubHub, Inc.*	1,195,638	45,339
Instructure, Inc.*	332,890	7,237
Shopify, Inc. Class A (Canada)*(a)	597,160	20,465
Shutterstock, Inc.*	464,398	25,584
Twilio, Inc. Class A*	407,769	16,568
WebMD Health Corp.*	383,181	23,378
Wix.com Ltd. (Israel)*(a)	1,092,431	38,890
Total		314,606

Leisure Product 0.42%
Vista Outdoor, Inc.*	221,983	11,110

Life Sciences Tools & Services 3.26%
Bio-Techne Corp.	226,352	25,447
Charles River Laboratories International, Inc.*	217,161	19,095
Pacific Biosciences of California, Inc.*	3,325,835	28,436
Patheon NV (Netherlands)*(a)	504,233	13,039
Total		86,017

Machinery 1.81%
Nordson Corp.	303,151	26,765
RBC Bearings, Inc.*	275,472	20,944
Total		47,709

See Notes to Financial Statements.	9

Schedule of Investments (continued)

July 31, 2016

Investments	Shares	Fair Value (000)
Media 1.67%
IMAX Corp. (Canada)*(a)	945,701	$29,874
Live Nation Entertainment, Inc.*	521,181	14,291
Total		44,165

Multi-Line Retail 0.48%
Ollie’s Bargain Outlet Holdings, Inc.*	487,077	12,732

Oil, Gas & Consumable Fuels 0.74%
GasLog Ltd. (Monaco)(a)	1,462,435	19,553

Pharmaceuticals 1.10%
Prestige Brands Holdings, Inc.*	542,618	29,030

Professional Services 2.49%
Insperity, Inc.	167,941	13,182
TransUnion*	567,932	18,583
WageWorks, Inc.*	548,669	33,913
Total		65,678

Real Estate Investment Trusts 1.18%
CoreSite Realty Corp.	232,683	19,203
CyrusOne, Inc.	217,854	11,943
Total		31,146

Semiconductors & Semiconductor Equipment 7.69%
Acacia Communications, Inc.*	369,695	24,041
Ambarella, Inc.*	261,220	15,146
Cirrus Logic, Inc.*	918,229	44,617
Inphi Corp.*	756,393	26,610
MaxLinear, Inc. Class A*	1,239,544	27,034
Mellanox Technologies, Ltd. (Israel)*(a)	258,062	11,401
Monolithic Power Systems, Inc.	333,699	24,267
Silicon Motion Technology Corp. ADR	520,660	26,918
SunPower Corp.*	188,645	2,750
Total		202,784
Investments	Shares	Fair Value (000)
Software 13.16%
Atlassian Corp. plc Class A (Australia)*(a)	530,782	$15,908
BroadSoft, Inc.*	791,398	35,478
Callidus Software, Inc.*	625,095	12,833
Ellie Mae, Inc.*	433,559	39,935
Fair Isaac Corp.	253,441	32,096
Gigamon, Inc.*	112,468	5,254
HubSpot, Inc.*	383,458	20,933
Materialise NV ADR*	735,175	5,073
Paycom Software, Inc.*	780,625	36,853
Paylocity Holding Corp.*	874,258	39,027
Proofpoint, Inc.*	496,485	37,668
Rubicon Project, Inc. (The)*	815,131	11,510
Ultimate Software Group, Inc. (The)*	101,624	21,250
Zendesk, Inc.*	1,100,207	33,270
Total		347,088

Specialty Retail 2.43%
Burlington Stores, Inc.*	397,447	30,409
Five Below, Inc.*	658,262	33,578
Total		63,987

Thrifts & Mortgage Finance 0.77%
LendingTree, Inc.*	201,445	20,342

Trading Companies & Distributors 3.23%
Beacon Roofing Supply, Inc.*	1,093,597	51,421
SiteOne Landscape Supply, Inc.*	344,917	13,397
Watsco, Inc.	141,852	20,432
Total		85,250
Total Common Stocks (cost $2,116,530,366)		2,630,194

10	See Notes to Financial Statements.

Schedule of Investments (concluded)

July 31, 2016

Investments	Principal Amount (000)	Fair Value (000)
SHORT-TERM INVESTMENT 0.55%

Repurchase Agreement
Repurchase Agreement dated 7/29/2016, 0.03% due 8/1/2016 with Fixed Income Clearing Corp. collateralized by $14,285,000 of U.S. Treasury Note at 3.125% due 1/31/2017; value: $14,695,694; proceeds: $14,404,660 (cost $14,404,624)	$14,405	$14,405
Total Investments in Securities 100.25% (cost $2,130,934,990)		2,644,599
Liabilities in Excess of Other Assets (0.25)%		(6,510)
Net Assets 100.00%		$2,638,089

ADR	American Depositary Receipt.
*	Non-income producing security.
(a)	Foreign security traded in U.S. dollars.

The following is a summary of the inputs used as of July 31, 2016 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Common Stocks	$2,630,194	$–	$–	$2,630,194
Repurchase Agreement	–	14,405	–	14,405
Total	$2,630,194	$14,405	$–	$2,644,599

(1)	Refer to Note 2(g) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended July 31, 2016.

See Notes to Financial Statements.	11

Statements of Assets and Liabilities

July 31, 2016

ASSETS:
Investments in securities, at fair value (cost $2,130,934,990)	$2,644,599,467
Receivables:
Investment securities sold	57,987,208
Capital shares sold	1,458,061
Interest and dividends	32,578
Prepaid expenses and other assets	79,827
Total assets	2,704,157,141
LIABILITIES:
Payables:
Investment securities purchased	55,587,971
Capital shares reacquired	6,875,184
Management fee	1,109,761
12b-1 distribution plan	888,566
Directors’ fees	598,246
Fund administration	87,087
To affiliates (See Note 3)	24,484
Accrued expenses	896,676
Total liabilities	66,067,975
NET ASSETS	$2,638,089,166
COMPOSITION OF NET ASSETS:
Paid-in capital	$2,671,412,340
Accumulated net investment loss	(7,729,537)
Accumulated net realized loss on investments	(539,258,114)
Net unrealized appreciation on investments	513,664,477
Net Assets	$2,638,089,166

12	See Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

July 31, 2016

Net assets by class:
Class A Shares	$831,224,944
Class B Shares	$2,676,636
Class C Shares	$64,562,423
Class F Shares	$121,767,621
Class I Shares	$1,182,206,732
Class P Shares	$25,783,569
Class R2 Shares	$10,211,872
Class R3 Shares	$197,382,183
Class R4 Shares	$625,526
Class R5 Shares	$1,006,463
Class R6 Shares	$200,641,197
Outstanding shares by class:
Class A Shares (875 million shares of common stock authorized, $.001 par value)	45,528,285
Class B Shares (40 million shares of common stock authorized, $.001 par value)	195,902
Class C Shares (35 million shares of common stock authorized, $.001 par value)	4,670,979
Class F Shares (40 million shares of common stock authorized, $.001 par value)	6,455,809
Class I Shares (200 million shares of common stock authorized, $.001 par value)	56,805,663
Class P Shares (30 million shares of common stock authorized, $.001 par value)	1,456,231
Class R2 Shares (30 million shares of common stock authorized, $.001 par value)	581,021
Class R3 Shares (50 million shares of common stock authorized, $.001 par value)	11,069,141
Class R4 Shares (30 million shares of common stock authorized, $.001 par value)	34,266.11
Class R5 Shares (30 million shares of common stock authorized, $.001 par value)	48,363
Class R6 Shares (50 million shares of common stock authorized, $.001 par value)	9,624,785
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$18.26
Class A Shares-Maximum offering price (Net asset value plus sales charge of 5.75%)	$19.37
Class B Shares-Net asset value	$13.66
Class C Shares-Net asset value	$13.82
Class F Shares-Net asset value	$18.86
Class I Shares-Net asset value	$20.81
Class P Shares-Net asset value	$17.71
Class R2 Shares-Net asset value	$17.58
Class R3 Shares-Net asset value	$17.83
Class R4 Shares-Net asset value	$18.25
Class R5 Shares-Net asset value	$20.81
Class R6 Shares-Net asset value	$20.85

See Notes to Financial Statements.	13

Statements of Operations

For the Year Ended July 31, 2016

Investment income:
Dividends	$9,834,563
Interest and other	11,742
Total investment income	9,846,305
Expenses:
Management fee	14,242,379
12b-1 distribution plan-Class A	2,275,979
12b-1 distribution plan-Class B	44,369
12b-1 distribution plan-Class C	764,111
12b-1 distribution plan-Class F	166,858
12b-1 distribution plan-Class P	67,327
12b-1 distribution plan-Class R2	64,511
12b-1 distribution plan-Class R3	1,104,474
12b-1 distribution plan-Class R4	499
Shareholder servicing	4,065,285
Fund administration	1,119,390
Subsidy (See Note 3)	479,639
Reports to shareholders	178,737
Registration	178,469
Directors’ fees	103,707
Custody	83,225
Professional	71,250
Other	454,677
Gross expenses	25,464,886
Expense reductions (See Note 8)	(5,915)
Net expenses	25,458,971
Net investment loss	(15,612,666)
Net realized and unrealized gain (loss):
Net realized loss on investments in unaffiliated issuers	(500,619,029)
Net realized gain on investments in affiliated issuers	571,461
Net change in unrealized appreciation/depreciation on investments	(164,269,307)
Net realized and unrealized loss	(664,316,875)
Net Decrease in Net Assets Resulting From Operations	$(679,929,541)

14	See Notes to Financial Statements.

Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
INCREASE (DECREASE) IN NET ASSETS	July 31, 2016	July 31, 2015
Operations:
Net investment loss	$(15,612,666)	$(19,884,610)
Net realized gain (loss) on investments in affiliated and unaffiliated issuers	(500,047,568)	283,824,587
Net change in unrealized appreciation/depreciation on investments	(164,269,307)	371,333,203
Net increase (decrease) in net assets resulting from operations	(679,929,541)	635,273,180
Distributions to shareholders from:
Net realized gain
Class A	(89,976,636)	(198,062,639)
Class B	(593,498)	(1,929,339)
Class C	(9,955,313)	(22,854,566)
Class F	(17,883,908)	(30,495,380)
Class I	(110,967,169)	(223,041,281)
Class P	(2,680,817)	(15,504,602)
Class R2	(1,148,328)	(2,522,428)
Class R3	(22,229,420)	(49,621,757)
Class R4	(4,167)	–
Class R5	(675)	–
Class R6	(3,551,031)	–
Total distributions to shareholders	(258,990,962)	(544,031,992)
Capital share transactions (Net of share conversions) (See Note 14):
Net proceeds from sales of shares	687,154,648	684,982,182
Reinvestment of distributions	243,956,992	510,661,493
Cost of shares reacquired	(1,006,073,186)	(983,459,838)
Net increase (decrease) in net assets resulting from capital share transactions	(74,961,546)	212,183,837
Net increase (decrease) in net assets	(1,013,882,049)	303,425,025
NET ASSETS:
Beginning of year	$3,651,971,215	$3,348,546,190
End of year	$2,638,089,166	$3,651,971,215
Accumulated net investment loss	$(7,729,537)	$(571,903)

See Notes to Financial Statements.	15

Financial Highlights

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class A
7/31/2016	$24.45	$(0.12)	$(4.22)	$(4.34)	$(1.85)
7/31/2015	24.37	(0.16)	4.54	4.38	(4.30)
7/31/2014	26.80	(0.23)	3.16	2.93	(5.36)
7/31/2013	21.24	(0.17)	7.44	7.27	(1.71)
7/31/2012	23.11	(0.20)	(0.41)	(0.61)	(1.26)

Class B
7/31/2016	18.97	(0.21)	(3.25)	(3.46)	(1.85)
7/31/2015	19.94	(0.26)	3.59	3.33	(4.30)
7/31/2014	22.92	(0.34)	2.72	2.38	(5.36)
7/31/2013	18.52	(0.26)	6.37	6.11	(1.71)
7/31/2012	20.46	(0.29)	(0.39)	(0.68)	(1.26)

Class C
7/31/2016	19.17	(0.20)	(3.30)	(3.50)	(1.85)
7/31/2015	20.10	(0.26)	3.63	3.37	(4.30)
7/31/2014	23.06	(0.34)	2.74	2.40	(5.36)
7/31/2013	18.63	(0.27)	6.41	6.14	(1.71)
7/31/2012	20.58	(0.29)	(0.40)	(0.69)	(1.26)

Class F
7/31/2016	25.16	(0.10)	(4.35)	(4.45)	(1.85)
7/31/2015	24.92	(0.12)	4.66	4.54	(4.30)
7/31/2014	27.23	(0.17)	3.22	3.05	(5.36)
7/31/2013	21.50	(0.11)	7.55	7.44	(1.71)
7/31/2012	23.33	(0.15)	(0.42)	(0.57)	(1.26)

Class I
7/31/2016	27.51	(0.08)	(4.77)	(4.85)	(1.85)
7/31/2015	26.85	(0.10)	5.06	4.96	(4.30)
7/31/2014	28.95	(0.15)	3.41	3.26	(5.36)
7/31/2013	22.73	(0.10)	8.03	7.93	(1.71)
7/31/2012	24.55	(0.14)	(0.42)	(0.56)	(1.26)

Class P
7/31/2016	23.78	(0.12)	(4.10)	(4.22)	(1.85)
7/31/2015	23.81	(0.16)	4.43	4.27	(4.30)
7/31/2014	26.27	(0.20)	3.10	2.90	(5.36)
7/31/2013	20.85	(0.16)	7.29	7.13	(1.71)
7/31/2012	22.71	(0.19)	(0.41)	(0.60)	(1.26)

16	See Notes to Financial Statements.

		Ratios to Average Net Assets:		Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

$18.26	(18.13)	1.01	(0.65)	$831,225	204.35
24.45	20.25	1.00	(0.66)	1,218,062	185.77
24.37	10.49	1.08	(0.87)	1,205,395	242.06
26.80	37.40	1.11	(0.75)	1,188,182	201.80
21.24	(2.03)	1.12	(0.96)	983,120	195.11

13.66	(18.78)	1.77	(1.43)	2,677	204.35
18.97	19.36	1.73	(1.39)	8,036	185.77
19.94	9.81	1.73	(1.53)	9,914	242.06
22.92	36.44	1.76	(1.39)	13,286	201.80
18.52	(2.61)	1.76	(1.59)	14,273	195.11

13.82	(18.79)	1.76	(1.41)	64,562	204.35
19.17	19.40	1.73	(1.39)	111,443	185.77
20.10	9.79	1.73	(1.53)	112,399	242.06
23.06	36.44	1.76	(1.39)	115,966	201.80
18.63	(2.60)	1.77	(1.60)	107,011	195.11

18.86	(18.05)	0.86	(0.52)	121,768	204.35
25.16	20.47	0.83	(0.47)	258,617	185.77
24.92	10.80	0.83	(0.63)	158,298	242.06
27.23	37.69	0.86	(0.50)	160,601	201.80
21.50	(1.74)	0.87	(0.71)	141,616	195.11

20.81	(17.96)	0.76	(0.41)	1,182,207	204.35
27.51	20.57	0.73	(0.39)	1,703,530	185.77
26.85	10.93	0.74	(0.53)	1,463,636	242.06
28.95	37.83	0.76	(0.41)	1,225,883	201.80
22.73	(1.69)	0.77	(0.61)	830,601	195.11

17.71	(18.18)	1.01	(0.66)	25,784	204.35
23.78	20.26	0.99	(0.68)	36,331	185.77
23.81	10.64	0.98	(0.78)	90,665	242.06
26.27	37.37	1.09	(0.74)	110,917	201.80
20.85	(2.02)	1.12	(0.95)	85,649	195.11

See Notes to Financial Statements.	17

Financial Highlights (concluded)

		Per Share Operating Performance:
		Investment operations:			Distributions to shareholders from:
	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain
Class R2
7/31/2016	$23.70	$(0.18)	$(4.09)	$(4.27)	$(1.85)
7/31/2015	23.81	(0.23)	4.42	4.19	(4.30)
7/31/2014	26.35	(0.29)	3.11	2.82	(5.36)
7/31/2013	20.96	(0.22)	7.32	7.10	(1.71)
7/31/2012	22.89	(0.25)	(0.42)	(0.67)	(1.26)

Class R3
7/31/2016	23.99	(0.16)	(4.15)	(4.31)	(1.85)
7/31/2015	24.03	(0.21)	4.47	4.26	(4.30)
7/31/2014	26.53	(0.27)	3.13	2.86	(5.36)
7/31/2013	21.07	(0.20)	7.37	7.17	(1.71)
7/31/2012	22.97	(0.23)	(0.41)	(0.64)	(1.26)

Class R4
7/31/2016	24.45	(0.10)	(4.25)	(4.35)	(1.85)
6/30/2015 to 7/31/2015(c)	24.40	(0.02)	0.07	0.05	–

Class R5
7/31/2016	27.50	(0.07)	(4.77)	(4.84)	(1.85)
6/30/2015 to 7/31/2015(c)	27.44	(0.01)	0.07	0.06	–

Class R6
7/31/2016	27.51	(0.04)	(4.77)	(4.81)	(1.85)
6/30/2015 to 7/31/2015(c)	27.44	(0.01)	0.08	0.07	–

(a)	Calculated using average shares outstanding during the period.
(b)	Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.
(c)	Commenced on June 30, 2015.
(d)	Not annualized.
(e)	Annualized.

18	See Notes to Financial Statements.

		Ratios to Average Net Assets:				Supplemental Data:

Net asset value, end of period	Total return(b) (%)	Total expenses (%)		Net investment loss (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

$17.58	(18.47)	1.36		(1.00)		$10,212	204.35
23.70	19.88	1.33		(0.99)		13,747	185.77
23.81	10.22	1.33		(1.13)		14,855	242.06
26.35	37.00	1.36		(1.00)		14,740	201.80
20.96	(2.23)	1.37		(1.21)		12,522	195.11

17.83	(18.37)	1.26		(0.91)		197,382	204.35
23.99	19.95	1.23		(0.89)		302,163	185.77
24.03	10.40	1.23		(1.02)		293,384	242.06
26.53	37.09	1.26		(0.90)		285,000	201.80
21.07	(2.13)	1.27		(1.12)		224,641	195.11

18.25	(18.18)	0.97		(0.62)		626	204.35
24.45	0.20 (d)	0.92	(e)	(0.82	)(e)	22	185.77

20.81	(17.93)	0.70		(0.34)		1,006	204.35
27.50	0.22 (d)	0.71	(e)	(0.59	)(e)	10	185.77

20.85	(17.80)	0.60		(0.19)		200,641	204.35
27.51	0.26 (d)	0.59	(e)	(0.47	)(e)	10	185.77

See Notes to Financial Statements.	19

Notes to Financial Statements

1.	ORGANIZATION

Lord Abbett Developing Growth Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. The Fund was incorporated under Maryland law on August 21, 1978. The Fund’s predecessor corporation was organized on July 11, 1973.

The Fund’s investment objective is long-term growth of capital through a diversified and actively managed portfolio consisting of developing growth companies, many of which are traded over the counter. The Fund has eleven classes of shares: Class A, B, C, F, I, P, R2, R3, R4, R5 and R6, each with different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, I, P, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in the Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Fund is not available for purchase by new investors other than certain new investors described in the Fund’s prospectus. The Fund no longer issues Class B shares for purchase. The Fund’s Class P shares are closed to substantially all investors, with certain exceptions as set forth in the Fund’s prospectus.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on The NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and asked prices.

Notes to Financial Statements (continued)

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee and employs techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b)	Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c)	Investment Income–Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statement of Operations. Withholding taxes on foreign dividends have been provided for in accordance with the applicable country’s tax rules and rates. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d)	Income Taxes–It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open for the fiscal years ended July 31, 2013 through July 31, 2016. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

(e)	Expenses–Expenses, excluding class-specific expenses, are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day. Class A, B, C, F, P, R2, R3 and R4 shares bear their class-specific share of all expenses and fees relating to the Fund’s 12b-1 Distribution Plan.

(f)	Repurchase Agreements–The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a fund acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The Fund requires at all times that the repurchase agreement be collateralized by cash, or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the fair value of these securities has declined, the Fund may incur a loss upon disposition of the securities.

Notes to Financial Statements (continued)

(g)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk – for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is sumamrized in the three broad Levels listed below:

•	Level 1 –	unadjusted quoted prices in active markets for identical investments;

•	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2016 and, if applicable, Level 1/Level 2 transfers and Level 3 rollforwards for the fiscal year then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee

The Fund has a management agreement with Lord Abbett, pursuant to which Lord Abbett supplies the Fund with investment management services and executive and other personnel, provides office space and pays for ordinary and necessary office and clerical expenses relating to research and statistical work and supervision of the Fund’s investment portfolio.

The management fee is based on the Fund’s average daily net assets at the following annual rate:

First $100 million	.75%
Over $100 million	.50%

For the fiscal year ended July 31, 2016, the effective management fee was at an annualized rate of .51% of the Fund’s average daily net assets.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of .04% of the Fund’s average daily net assets.

Notes to Financial Statements (continued)

The Fund, along with certain other funds managed by Lord Abbett (collectively, the “Underlying Funds”), has entered into a Servicing Arrangement with certain “Fund of Funds” managed by Lord Abbett, pursuant to which each Underlying Fund pays a portion of the expenses (excluding management fees, fund administration fees and distribution and service fees) of each Fund of Funds in proportion to the average daily value of the Underlying Fund shares owned by each Fund of Funds. Amounts paid pursuant to the Servicing Arrangement, if applicable, are included in Subsidy expense on the Fund’s Statement of Operations and Payable to affiliates on the Fund’s Statement of Assets and Liabilities.

As of July 31, 2016, the percentages of the Fund’s outstanding shares owned by Lord Abbett Alpha Strategy Fund and Lord Abbett Diversified Equity Strategy Fund were 8.47% and 0.48%, respectively.

12b-1 Distribution Plan

The Fund has adopted a distribution plan with respect to Class A, B, C, F, P, R2, R3 and R4 shares pursuant to Rule 12b-1 under the Act, which provides for the payment of ongoing distribution and service fees to Lord Abbett Distributor LLC (the “Distributor”), an affiliate of Lord Abbett. The following annual rates have been authorized by the Board pursuant to the plan:

Fees*	Class A		Class B	Class C	Class F(1)	Class P	Class R2	Class R3	Class R4
Service	.25%	(2)	.25%	.25%	–	.25%	.25%	.25%	.25%
Distribution	–		.75%	.75%	.10%	.20%	.35%	.25%	–

*	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. (“FINRA”) sales charge limitations.
(1)	The Class F Share Rule 12b-1 fee may be designated as a service fee in limited circumstances as described in the Fund’s prospectus.
(2)	Annual Service fee on shares sold prior to June 1, 1990 is .15% of the average daily net assets attributable to Class A shares.

Class I, Class R5 and Class R6 shares do not have a distribution plan.

Commissions

Distributor received the following commissions on sales of shares of the Fund, after concessions were paid to authorized dealers, for the fiscal year ended July 31, 2016:

Distributor	Dealers’
Commissions	Concessions
$14,580	$81,121

Distributor received CDSCs of $1,510 and $3,137 for Class A and Class C shares, respectively, for the fiscal year ended July 31, 2016.

Two Directors and certain of the Fund’s officers have an interest in Lord Abbett.

4.	DISTRIBUTIONS AND CAPITAL LOSS CARRYFORWARDS

Dividends from net investment income, if any, are declared and paid at least annually. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment;

Notes to Financial Statements (continued)

temporary differences do not require reclassification. Dividends and distributions that exceed earnings and profits for tax purposes are reported as a tax return of capital.

The tax character of distributions paid during the fiscal years ended July 31, 2016 and 2015 was as follows:

	Year Ended	Year Ended
	7/31/2016	7/31/2015
Distributions paid from:
Ordinary income	$26,398,528	$42,121,218
Net long-term capital gains	232,592,434	501,910,774
Total distributions paid	$258,990,962	$544,031,992

As of July 31, 2016, the components of accumulated losses on a tax-basis were as follows:

Capital loss carryforwards*	$(54,575,938)
Temporary differences	(454,574,320)
Unrealized gains – net	475,827,084
Total accumulated losses – net	$(33,323,174)

*	The capital losses will caryforward indefintely

At the Fund’s election, certain losses incurred within the taxable year (Qualified Late-Year Losses) are deemed to arise on the first business day of the Fund’s next taxable year. The Fund incurred and will elect to defer late-year ordinary losses of $7,131,291 and post-October capital losses of $446,844,783 during fiscal 2016.

As of July 31, 2016, the aggregate unrealized security gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,168,772,383
Gross unrealized gain	484,672,749
Gross unrealized loss	(8,845,665)
Net unrealized security gain	$475,827,084

The difference between book-basis and tax basis unrealized gains (losses) is attributable to the tax treatment of wash sales.

Permanent items identified during the fiscal year ended July 31, 2016 have been reclassified among the components of net assets based on their tax basis treatment as follows:

Accumulated
Net Investment	Accumulated Net
Loss	Realized Loss	Paid-in Capital
$8,455,032	$40,622	$(8,495,654)

The permanent differences are attributable to the tax treatment of net investment losses and certain distributions.

5.	PORTFOLIO SECURITIES TRANSACTIONS

Purchases and sales of investment securities (excluding short-term investments) for the fiscal year ended July 31, 2016 were as follows:

Purchases	Sales
$5,644,192,281	$5,884,297,939

Notes to Financial Statements (continued)

There were no purchases or sales of U.S. Government securities for the fiscal year ended July 31, 2016.

6.	DISCLOSURES ABOUT OFFSETTING ASSETS AND LIABILITIES

The Financial Accounting Standards Board (“FASB”) requires disclosures intended to help better assess the effect or potential effect of offsetting arrangements on a fund’s financial position. The following tables illustrate gross and net information about recognized assets and liabilities eligible for offset in the statement of assets and liabilities; and disclose such amounts subject to an enforceable master netting agreement or similar agreement, by counterparty. A master netting agreement is an agreement between the Fund and a counterparty which provides for the net settlement of amounts owed under all contracts traded under that agreement, as well as cash collateral, through a single payment by one party to the other in the event of default on or termination of any one contract. The Fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the master netting agreement does not result in an offset of reported amounts of financial assets and liabilities in the statement of assets and liabilities across transactions between the Fund and the applicable counterparty:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Repurchase Agreement	$14,404,624	$–	$14,404,624
Total	$14,404,624	$–	$14,404,624

	Net Amounts of Assets Presented in	Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received(a)	Securities Collateral Received(a)	Net Amount(b)
Fixed Income Clearing Corp.	$14,404,624	$–	$–	$(14,404,624)	$–
Total	$14,404,624	$–	$–	$(14,404,624)	$–

(a)	Collateral disclosed is limited to an amount not to exceed 100% of the net amount of assets presented in the Statement of Assets and Liabilities, for each respective counterparty.
(b)	Net amount represents the amount owed to the Fund by the counterparty as of July 31, 2016.

7.	DIRECTORS’ REMUNERATION

The Fund’s officers and two Directors, who are associated with Lord Abbett, do not receive any compensation from the Fund for serving in such capacities. Independent Directors’ fees are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. There is an equity-based plan available to all Independent Directors under which Independent Directors must defer receipt of a portion of, and may elect to defer receipt of an additional portion of Directors’ fees. The deferred amounts are treated as though equivalent dollar amounts had been invested in the funds. Such amounts and earnings accrued thereon are included in Directors’ fees on the Statement of Operations and in Directors’ fees payable on the Statement of Assets and Liabilities and are not deductible for U.S. federal income tax purposes until such amounts are paid.

Notes to Financial Statements (continued)

8.	EXPENSE REDUCTIONS

The Fund has entered into an arrangement with its transfer agent and custodian, whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s expenses.

9.	LINE OF CREDIT

The Fund and certain other funds managed by Lord Abbett (collectively, the “Participating Funds”) entered into a syndicated line of credit facility with various lenders for $550 million (the “Facility”), whereas State Street Bank and Trust Company (“SSB”) participates as a lender and as agent for the lenders. The Facility is to be used for temporary or emergency purposes as an additional source of liquidity to satisfy redemptions. The Participating Funds are subject to graduated borrowing limits of one-third of Fund assets (if Fund assets are less than $750 million), $250 million, $300 million, or $350 million, based on past borrowings and likelihood of future borrowings. The Facility will continue through August 28, 2017.

During the fiscal year ended July 31, 2016, the Fund did not utilize the Facility.

10.	INTERFUND LENDING PROGRAM

On July 26, 2016, the U.S. Securities and Exchange Commission issued an exemptive order (“SEC exemptive order”) which permits certain registered open-end management investment companies managed by Lord Abbett, including the Fund, to participate in a joint lending and borrowing program. The SEC exemptive order allows the funds to borrow money from and lend money to each other for temporary or emergency purposes subject to certain limitations and conditions.

The Fund did not borrow money from or lend money to any other Lord Abbett Fund from July 26, 2016 through July 31, 2016.

11.	TRANSACTIONS WITH AFFILIATED ISSUERS

An affiliated issuer is one in which a fund has ownership of at least 5% of the outstanding voting securities of the underlying issuer at any point during the fiscal year. The Fund had the following transactions with affiliated issuers during the period ended July 31, 2016:

Affiliated Issuer	Balance of Shares Held at 7/31/2015	Gross Additions	Gross Sales	Balance of Shares Held at 7/31/2016	Affiliated Issuer Value at 7/31/2016		Net Realized Gain (Loss) 8/1/2015 to 7/31/2016(a)	Dividend Income 8/1/2015 to 7/31/2016(a)
Match Group, Inc.(b)	–	2,130,220	(2,130,220)	–	$–	(c)	$(38,573)	$–
Twilio, Inc.(b)	–	851,849	(444,080)	407,769	–	(c)	610,034	–
Total					$–		$571,461	$–

(a)	Represents realized gains (losses) and dividend income earned only when the issuer was an affiliate of the Fund.

(b)	Not an affiliated issuer as of July 31, 2015.

(c)	No longer an affiliated issuer as of July 31, 2016.

12.	CUSTODIAN AND ACCOUNTING AGENT

SSB is the Fund’s custodian and accounting agent. SSB performs custodial, accounting and recordkeeping functions relating to portfolio transactions and calculating the Fund’s NAV.

Notes to Financial Statements (continued)

13.	INVESTMENT RISKS

The Fund is subject to the general risks and considerations associated with equity investing. The value of an investment will fluctuate in response to movements in the equity securities market in general, and to the changing prospects of individual companies in which the Fund invests.

The Fund has particular risks associated with growth stocks. Different types of stocks shift in and out of favor depending on market and economic conditions. Growth stocks tend to be more volatile than other stocks. In addition, if the Fund’s assessment of a company’s potential for growth or market conditions is wrong, it could suffer losses or produce poor performance relative to other funds, even in a rising market. The Fund invests primarily in small-cap growth company stocks, which tend to be more volatile and can be less liquid than other types of stocks. Small-cap companies may also have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. Because the Fund may invest a portion of its assets in foreign securities and American Depositary Receipts, it may experience increased market, liquidity, currency, political, information and other risks.

These factors can affect the Fund’s performance.

14.	SUMMARY OF CAPITAL TRANSACTIONS

Transactions in shares of beneficial interest were as follows:

		Year Ended July 31, 2016		Year Ended July 31, 2015
Class A Shares	Shares	Amount	Shares	Amount
Shares sold	6,881,672	$127,498,998	7,514,281	$177,495,130
Converted from Class B*	94,035	1,681,613	71,793	1,703,628
Reinvestment of distributions	4,259,390	81,950,663	8,335,886	180,471,923
Shares reacquired	(15,516,473)	(277,267,096)	(15,570,297)	(366,649,096)
Increase (decrease)	(4,281,376)	$(66,135,822)	351,663	$(6,978,415)

Class B Shares
Shares sold	8,276	$125,475	10,749	$192,708
Reinvestment of distributions	39,559	572,427	110,911	1,872,179
Shares reacquired	(151,181)	(2,181,047)	(103,945)	(1,934,553)
Converted to Class A*	(124,317)	(1,681,613)	(91,366)	(1,703,628)
Decrease	(227,663)	$(3,164,758)	(73,651)	$(1,573,294)

Class C Shares
Shares sold	249,644	$3,480,938	383,265	$6,846,192
Reinvestment of distributions	550,064	8,052,791	1,060,343	18,089,454
Shares reacquired	(1,943,231)	(26,966,026)	(1,221,014)	(22,835,063)
Increase (decrease)	(1,143,523)	$(15,432,297)	222,594	$2,100,583

Class F Shares
Shares sold	943,964	$17,555,865	5,582,198	$129,800,152
Reinvestment of distributions	826,560	16,415,497	1,221,649	27,181,678
Shares reacquired	(5,595,168)	(101,074,019)	(2,876,369)	(69,305,627)
Increase (decrease)	(3,824,644)	$(67,102,657)	3,927,478	$87,676,203

Notes to Financial Statements (concluded)

		Year Ended		Year Ended
		July 31, 2016		July 31, 2015
Class I Shares	Shares	Amount	Shares	Amount
Shares sold	12,072,023	$249,197,582	11,650,068	$308,495,052
Reinvestment of distributions	4,917,092	107,635,144	8,892,816	216,184,364
Shares reacquired	(22,110,798)	(458,986,352)	(13,131,488)	(348,013,428)
Increase (decrease)	(5,121,683)	$(102,153,626)	7,411,396	$176,665,988

Class P Shares
Shares sold	210,178	$3,662,443	230,776	$5,389,206
Reinvestment of distributions	142,577	2,660,495	732,357	15,423,439
Shares reacquired	(424,378)	(7,548,602)	(3,243,117)	(70,111,377)
Decrease	(71,623)	$(1,225,664)	(2,279,984)	$(49,298,732)

Class R2 Shares
Shares sold	219,820	$4,093,804	177,856	$4,055,270
Reinvestment of distributions	47,818	887,974	86,407	1,817,129
Shares reacquired	(266,716)	(4,740,352)	(307,988)	(7,090,493)
Increase (decrease)	922	$241,426	(43,725)	$(1,218,094)

Class R3 Shares
Shares sold	2,043,029	$37,283,929	2,240,190	$52,666,547
Reinvestment of distributions	1,180,979	22,226,129	2,331,829	49,621,327
Shares reacquired	(4,749,975)	(84,360,533)	(4,183,529)	(97,520,201)
Increase (decrease)	(1,525,967)	$(24,850,475)	388,490	$4,767,673

Class R4 Shares(a)
Shares sold	35,743	$626,823	907	$21,925
Reinvestment of distributions	216.11	4,167	–	–
Shares reacquired	(2,600)	(43,728)	–	–
Increase	33,359.11	$587,262	907	$21,925

Class R5 Shares(a)
Shares sold	48,164	$928,856	364	$10,000
Reinvestment of distributions	30.57	675	–	–
Shares reacquired	(196)	(3,432)	–	–
Increase	47,998.57	$926,099	364	$10,000

Class R6 Shares(a)
Shares sold	11,719,610	$242,699,935	364	$10,000
Reinvestment of distributions	162,147.57	3,551,030	–	–
Shares reacquired	(2,257,337)	(42,901,999)	–	–
Increase	9,624,420.57	$203,348,966	364	$10,000

*	Automatic conversion of Class B shares occurs on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(a)	Shares commenced on June 30, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Lord Abbett Developing Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Lord Abbett Developing Growth Fund, Inc. (the “Fund”), including the schedule of investments, as of July 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2016 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lord Abbett Developing Growth Fund, Inc. as of July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
September 23, 2016

Basic Information About Management

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. The Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Fund’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Interested Director

Ms. Foster and Mr. Sieg are affiliated with Lord Abbett and are “interested persons” of the Fund as defined in the Act. Ms. Foster and Mr. Sieg are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series. Ms. Foster is an officer of the Lord Abbett Family of Funds.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006; Chief Executive Officer since 2012	Principal Occupation: Managing Partner of Lord Abbett, joined Lord Abbett in 1990. Other Directorships: None.

Douglas B. Sieg Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1969)	Director since 2016	Principal Occupation: Partner (since 2001) and Head of Client Services (since 2013), formerly Director of Marketing and Relationship Management, joined Lord Abbett in 1994. Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 12 investment companies in the Lord Abbett Family of Funds, which consist of 58 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994; Chairman since 2013	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998 – 2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009 – 2010).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991 – 2009). Other Directorships: None.

Basic Information About Management (continued)

Name, Address and Year of Birth	Current Position and Length of Service with the Fund	Principal Occupation and Other Directorships During the Past Five Years

Eric C. Fast Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1949)	Director since 2014	Principal Occupation: Chief Executive Officer of Crane Co., an industrial products company (2001 – 2014).

Other Directorships: Currently serves as director of Automatic Data Processing, Inc. (since 2007) and Regions Financial Corporation (since 2010). Previously served as a director of Crane Co. (1999 – 2014).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004 – 2010). Other Directorships: None.

Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of Anthem, Inc., a health benefits company (since 1994).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2000	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009), and as director of Molson Coors Brewing Company (since 2002).

James M. McTaggart Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2012	Principal Occupation: Independent management advisor and consultant (since 2012); Vice President, CRA International, Inc. (doing business as Charles River Associates), a global management consulting firm (2009 – 2012); Founder and Chairman of Marakon Associates, Inc., a strategy consulting firm (1978 – 2009); and Officer and Director of Trinsum Group, a holding company (2007 – 2009).

Other Directorships: Currently serves as director of Blyth, Inc., a home products company (since 2004).

Mark A. Schmid Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1959)	Director since 2016	Principal Occupation: Vice President and Chief Investment Officer of the University of Chicago (since 2009). Other Directorships: None.

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990); CEO of Tullis Health Investors Inc. (since 2012).

Other Directorships: Currently serves as director of Crane Co. (since 1998).

Basic Information About Management (continued)

Officers

None of the officers listed below have received compensation from the Fund. All of the officers of the Fund also may be officers of the other Lord Abbett Funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett. Each officer serves for an indefinite term (i.e., until his or her death, resignation, retirement, or removal).

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Daria L. Foster (1954)	President and Chief Executive Officer	Elected as President in 2006 and Chief Executive Officer in 2012	Managing Partner of Lord Abbett, joined Lord Abbett in 1990.

F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2001	Partner and Portfolio Manager, joined Lord Abbett in 2001.

John W. Ashbrook (1964)	Vice President and Assistant Secretary	Elected in 2014	Assistant General Counsel, joined Lord Abbett in 2008.

Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Financial and Operations Officer, joined Lord Abbett in 1999.

Brooke A. Fapohunda (1975)	Vice President and Assistant Secretary	Elected in 2014	Deputy General Counsel, joined Lord Abbett in 2006.

John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Partner and Deputy General Counsel, joined Lord Abbett in 2004.

Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.

Joseph M. McGill (1962)	Chief Compliance Officer	Elected in 2014	Partner and Chief Compliance Officer, joined Lord Abbett in 2014 and was formerly Managing Director and the Chief Compliance Officer at UBS Global Asset Management (2003 – 2013).

A. Edward Oberhaus, III (1959)	Vice President	Elected in 1996	Partner and Director, joined Lord Abbett in 1983.

Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.

Basic Information About Management (concluded)

Name and Year of Birth	Current Position with the Fund	Length of Service of Current Position	Principal Occupation During the Past Five Years

Arthur K. Weise (1970)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2007.

Scott S. Wallner (1955)	AML Compliance Officer	Elected in 2011	Assistant General Counsel, joined Lord Abbett in 2004.

Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Please call 888-522-2388 for a copy of the statement of additional information, which contains further information about the Fund’s Directors. It is available free upon request.

Householding

The Fund has adopted a policy that allows it to send only one copy of the Fund’s prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call Lord Abbett at 888-522-2388 or send a written request with your name, the name of your fund or funds and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Proxy Voting Policies, Procedures and Records

A description of the policies and procedures that Lord Abbett uses to vote proxies related to the Fund’s portfolio securities, and information on how Lord Abbett voted the Fund’s proxies during the 12-month period ended June 30 are available without charge, upon request, (i) by calling 888-522-2388; (ii) on Lord Abbett’s Website at www.lordabbett.com; and (iii) on the Securities and Exchange Commission’s (“SEC”) Website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Copies of the filings are available without charge, upon request on the SEC’s Website at www.sec.gov and may be available by calling Lord Abbett at 888–522–2388. You can also obtain copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330).

Tax Information

40% of the ordinary income distributions paid by the Fund during the fiscal year ended July 31, 2016 is qualified dividend income. For corporate shareholders, 40% of the Fund’s ordinary income distributions qualified for the dividends received deduction.

Additionally, of the distributions paid to shareholders during the fiscal year ended July 31, 2016, $26,398,528 and $232,592,434, respectively, represent short-term capital gains and long term capital gains.

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This report, when not used for the general information of
shareholders of the Fund, is to be distributed only if preceded or accompanied by a current fund prospectus.

Lord Abbett mutual fund shares are distributed by LORD ABBETT DISTRIBUTOR LLC.	Lord Abbett Developing Growth Fund, Inc.	LADG-2 (09/16)

Item 2:	Code of Ethics.

(a)	In accordance with applicable requirements, the Registrant adopted a Sarbanes-Oxley Code of Ethics on June 19, 2003 that applies to the principal executive officer and senior financial officers of the Registrant (“Code of Ethics”). The Code of Ethics was in effect during the fiscal year ended July 31, 2016 (the “Period”).

(b)	Not applicable.

(c)	The Registrant has not amended the Code of Ethics as described in Form N-CSR during the Period.

(d)	The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the Period.

(e)	Not applicable.

(f)	See Item 12(a)(1) concerning the filing of the Code of Ethics.

Item 3:	Audit Committee Financial Expert.

The Registrant’s board of directors has determined that each of the following independent directors who are members of the audit committee is an audit committee financial expert: E. Thayer Bigelow, Robert B. Calhoun, Evelyn E. Guernsey, and Mark A. Schmid. Each of these persons is independent within the meaning of the Form N-CSR.

Item 4:	Principal Accountant Fees and Services.

In response to sections (a), (b), (c) and (d) of Item 4, the aggregate fees billed to the Registrant for the fiscal years ended July 31, 2016 and 2015 by the Registrant’s principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu and their respective affiliates (collectively, “Deloitte”) were as follows:

	Fiscal year ended:
	2016	2015
Audit Fees {a}	$45,700	$45,300
Audit-Related Fees {b}	- 0 -	5,000
Total audit and audit-related fees	$45,700	$50,300

Tax Fees {c}	7,718	7,686
All Other Fees	- 0 -	- 0 -

Total Fees	$53,418	$57,986

{a} Consists of fees for audits of the Registrant’s annual financial statements.

{b} Consists of fees for assurance and related services reasonably related to the audit of the Registrant’s financial statements, but which are not included in the amount for “Audit Fees.”

{c} Fees for the fiscal year ended July 31, 2016 and 2015 consist of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary and Transmittal of U.S. Information Returns.

(e) (1) Pursuant to Rule 2-01(c) (7) of Regulation S-X, the Registrant’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including the Registrant, and
•	any audit-related, tax, and other services to be provided to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to one or more Funds comprising the Registrant if the engagement relates directly to operations and financial reporting of a Fund, by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a fee limit of $10,000 per event, and not to exceed $25,000 annually. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(e) (2) The Registrant’s Audit Committee has approved 100% of the services described in this Item 4 (b) through (d).

(f) Not applicable.

(g) The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant are shown above in the response to Item 4 (a), (b), (c) and (d) as “All Other Fees”.

The aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”), for the fiscal years ended July 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees {a}	$195,230	$185,031

{a} Consist of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services (“SOC-1 Report”).

The aggregate non-audit fees billed by Deloitte for services rendered to entities under the common control of Lord Abbett for the fiscal years ended July 31, 2016 and 2015 were:

	Fiscal year ended:
	2016	2015
All Other Fees	$ - 0 -	$ - 0-

________

(h) The Registrant’s Audit Committee has considered the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable.

Item 6:	Investments.

Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11:	Controls and Procedures.

(a)	Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days prior to the filing date of this report, the Chief Executive Officer and Chief Financial Officer of the Registrant have concluded that such disclosure controls and procedures are reasonably designed and effective to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits.

(a)(1)	The Lord Abbett Family of Funds Sarbanes Oxley Code of Ethics for the Principal Executive Officer and Senior Financial Officers is attached hereto as part of Ex-99. CODEETH.

(a)(2)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2 under the Investment Company Act of 1940 is attached hereto as a part of EX-99.CERT.

(b)	Certification of each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Section 906 of the Sarbanes-Oxley Act of 2002 is provided as a part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ABBETT DEVELOPING GROWTH FUND, INC.

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 23, 2016

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/Daria L. Foster
Daria L. Foster
President and Chief Executive Officer

Date: September 23, 2016

By:	/s/Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Date: September 23, 2016